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                                UNION CAMP CORPORATION

                                    DEBT SECURITIES

                                UNDERWRITING AGREEMENT

                                                                October 20, 1997


        From time to time Union Camp Corporation, a Virginia corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I attached hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"), less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as provided in Section 3 hereof and as may be specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, any Designated Securities to be covered by Delayed Delivery Contracts being herein sometimes referred to as "Contract Securities" and the Designated Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) being herein sometimes referred to as "Underwriters' Securities").

        The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

        1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation



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of any of the Underwriters to purchase the Securities. The obligation of the
Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the principal amount of such Designated Securities to be purchased by each Underwriter and whether any of such Designated Securities shall be covered by Delayed Delivery Contracts (as defined in Section 3 hereof) and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

        2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

               (a) A registration statement on Form S-3 (No. 333-_______) in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters have been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company's best knowledge, threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement but excluding Form T-1, and, if applicable, including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the ("Act"), in accordance with Section 5(a) of this Agreement and deemed by virtue of Rule 430A under the Act to be a part of such registration statement as amended at the time such part of the registration statement became effective, are hereinafter collectively



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        called the "Registration Statement"; the prospectus relating to the
        Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
        Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

               (b) The documents, if any, incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

               (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust



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        Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable effective date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

               (d) The Company and its subsidiaries taken as a whole have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any material decrease in the consolidated capital stock (other than as a result of Company repurchases of its stock in the market) or material increase in the long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, consolidated stockholders' equity or consolidated results of operations of the Company and its subsidiaries, in each case otherwise than as set forth or contemplated in the Prospectus;

               (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (f) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

               (g) The Securities have been duly authorized, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts (as defined in Section 3 hereof) with respect to such Contract Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by




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        the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof) the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

               (h) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, any Delayed Delivery Contracts, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or the Indenture or any Delayed Delivery Contract, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

               (i) The statements set forth in the Prospectus under the caption "Description of Securities" insofar as they purport to constitute a summary of the terms of the Securities, are accurate and complete in all material respects;

               (j) In the event any of the Securities are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and, when executed and delivered by the Company and the purchaser named therein, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement,



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        to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Delayed Delivery Contracts will conform to the description thereof in the Prospectus; and

               (k) Other than as set forth or incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, in the reasonable judgment of the Company, would individually or in the aggregate have a material adverse effect on the consolidated financial position, consolidated stockholders' equity or consolidated results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

        3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Underwriters' Securities, the several Underwriters propose to offer the Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

        The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Securities that the Underwriters are authorized to solicit offers to purchase Designated Securities from the Company pursuant to delayed delivery contracts (herein called "Delayed Delivery Contracts"), substantially in the form of Annex III attached hereto but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery (as defined in Section 4 hereof), such commission, if any, as may be set forth in such Pricing Agreement. Delayed Delivery Contracts, if any, are to be with institutional investors of the types described in the Prospectus and subject to other conditions therein set forth. The Underwriters will not have any responsibility in respect of the validity or performance of any Delayed Delivery Contracts.

        The principal amount of Contract Securities to be deducted from the principal amount of Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Contract Securities which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Designated Securities to be purchased by the Underwriter under such Pricing Agreement bears to the total principal amount of the Designated Securities (rounded as the Representatives may




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determine). The total principal amount of Underwriters' Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the total principal amount of Designated Securities set forth in Schedule I to such Pricing Agreement less the principal amount of the Contract Securities. The Company will deliver to the Representatives not later than 3:30 p.m., New York time, on the third business day preceding the Time of Delivery specified in the applicable Pricing Agreement (or such other time and date as the Representatives and the Company may agree upon in writing) a written notice setting forth the principal amount of Contract Securities.

        4. Underwriters' Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire or internal bank transfer to an account specified by the Company in immediately available funds, all in the manner and at the place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

        Concurrently with the delivery of and payment for the Underwriters' Securities, the Company will deliver to the Representatives for the accounts of the Underwriters a check payable to the order of the party designated in the Pricing Agreement relating to such Securities in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and in the Pricing Agreement relating to such Securities.

        5. The Company agrees with each of the Underwriters of any Designated
Securities:

               (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act in accordance with the applicable provisions thereof; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the



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        Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any Prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain the withdrawal of such order;

               (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of such Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;



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               (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

               (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives.

        6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys which in no event shall exceed $5,000 in the aggregate; (iii) any fees charged by securities rating services for rating the Securities; (iv) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

        7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representative, to the condition that all representations and warranties and other



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statements of the Company herein are, at and as of the Time of Delivery for such
Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

               (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the Company's best knowledge, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

               (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the Delayed Delivery Contracts, if any, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters (such counsel may rely as to all matters of Virginia law upon the opinion of Hunton & Williams);

               (c) White & Case, counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                      (i) The Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to conduct its business as described in the Prospectus as amended or supplemented;

                      (ii) The Company has been duly qualified as a foreign
               corporation for the transaction of business and is in good standing under the laws of the States of Alabama, Georgia, South Carolina and New Jersey;

                      (iii) To the best of such counsel's knowledge and other
               than as set forth or incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject, which, in such counsel's reasonable judgment,




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               would be individually or in the aggregate material to the
               Company; and to the best of such counsel's knowledge no such proceedings are threatened;

                      (iv) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

                      (v) In the event any of the Designated Securities are to
               be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized, executed and delivered by the Company; and any Delayed Delivery Contracts conform to the description thereof in the Prospectus as amended or supplemented;

                      (vi) The Designated Securities have been duly authorized;
               the Underwriters' Securities have been duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Contract Securities, if any, when duly executed, authenticated, issued and delivered against payment therefor pursuant to the Indenture and Delayed Delivery Contracts, if any, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Designated Securities and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented;

                      (vii) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                      (viii) The issue and sale of the Designated Securities and the compliance by the Company with the provisions of the Designated Securities, the Indenture, each of the Delayed Delivery Contracts, if any, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for borrowed money known to such counsel to which the Company is a party or by which the



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               Company is bound or to which any of the property or assets of the
               Company is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-Laws of the Company or any Federal or, to the best of such counsel's knowledge, other statute, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its material properties;

                      (ix) No consent, approval, authorization, order,
               registration or qualification of or with any Federal or, to the best of such counsel's knowledge, other regulatory authority or other governmental agency or body or, to the best of such counsel's knowledge, any court having jurisdiction over the Company or any of its material properties is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement or such Pricing Agreement or the Indenture or any of such Delayed Delivery Contracts, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                      (x) Based upon such counsel's participation in the
               preparation of the Registration Statement but without independent check or verification, and without assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, (A) each of the Registration Statement at the time of effectiveness and the Prospectus as of its date (except for the financial statements and other financial and statistical data included or incorporated by reference therein or omitted therefrom, and other than the Trustee's Statement of Eligibility on Form T-1, as to which such counsel need express no opinion) appears on its face to comply as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder; (B) they do not know of any contract or document of a character required to be described or summarized in the Registration Statement or to be filed as an exhibit to the Registration Statement which is not so described, summarized or filed and (C) nothing has come to their attention which causes them to believe that (a) as of its effective date the Registration Statement (other than the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom, and other than the Trustee's Statement of Eligibility on Form T-1, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) as of its date the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) as of the date of such opinion either the Registration Statement or the Prospectus, as amended or supplemented (other than the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom, and other than the Trustee's Statement of Eligibility on Form T-1, as to which such counsel need express no belief), contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

        In rendering such opinion, such counsel may rely as to all matters of Virginia law upon the opinion of Hunton & Williams and may assume that the Trustee's certificates of authentication on the Designated Securities have been signed by one of the Trustee's authorized officers;

               (d) Dirk R. Soutendijk, Esq., General Counsel for the Company, shall have furnished to the Representatives his written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                      (i) The documents, if any, incorporated by reference in
               the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and he has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (e) At the Time of Delivery for such Designated Securities, Price Waterhouse shall have furnished to the Representatives a letter, dated such Time of Delivery to the effect set forth in Annex II hereto, and as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

               (f)(i) The Company shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement related to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement related to the Designated Securities and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement related to the Designated Securities, there shall not have been any change in the consolidated capital stock (other than as a result of Company repurchases of its stock in the market) or consolidated long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, consolidated financial position, consolidated stockholders' equity or consolidated results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement related to the Designated Securities, the effect of which in any such case described in Clause
        (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities;

               (g) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's senior debt securities by any "nationally recognized securities rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with negative implications, its rating of any of the Company's senior debt securities;

               (h) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation on trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this Clause (iii) in the judgment of the Representatives, after consultation with the Company, is material and adverse to the market for the Designated Securities and makes it impracticable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities; and

               (i) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, and as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery.

        8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus or preliminary prospectus supplement to the extent that any such loss, claim, damage or liability of such Underwriter results from (i) the fact that such Underwriter sold designated securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (or of any amendments or supplements thereto if the Company has previously furnished copies thereof to such Underwriter) relating to such Designated Securities or (ii) the use by such Underwriter of any Preliminary Prospectus or preliminary prospectus supplement from and after the date the Prospectus or the Prospectus as then amended or supplemented has been made available to such Underwriter or the use of the Prospectus without the inclusion therein of all amendments or supplements thereto, if any, from and after the date such are made available to such Underwriter. Such Prospectus or amendments or supplements shall not be deemed to include documents incorporated by reference therein and shall not be deemed to have been made available to such Underwriter until such time after the receipt thereof by the Representatives as would permit the Representatives with reasonable diligence to deliver the same to such Underwriter.

        (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

        (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action in the same jurisdiction arising out of the same general allegations or circumstances.

        (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and such Underwriters on the other, shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint. No party shall be liable for contribution for any settlement of any action or claim made without its consent.

        (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

        9. (a) If any Underwriter shall default in its obligation to purchase the Underwriters' Securities which it has agreed to purchase under the Pricing Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters' Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriters' Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

        (b) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Underwriters' Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Underwriters' Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Underwriters' Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        (c) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Underwriters' Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Underwriters' Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

        11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof. If any Pricing Agreement shall be terminated because of any failure to comply with the terms or to fulfill the conditions of the Pricing Agreement on the part of the Company to be performed, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

        12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

        All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in Schedule II to the Pricing Agreement delivered to the Company. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

        14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

        15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                                                         ANNEX I


                             Union Camp Corporation

                                 DEBT SECURITIES

                                PRICING AGREEMENT

                                                          ___________ __, 19__

Dear Sirs:

               Union Camp Corporation, a Virginia corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated as of October 20, 1997 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address referred to in such Section 12 are set forth in Schedule II hereto.

               An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

               Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the

Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as may be specified in such Schedule II.

               If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which shall be submitted to the Company for examination upon request.

                                                  Very truly yours,

                                                  UNION CAMP CORPORATION


                                                  By: _________________________
                                                      Title:

Accepted as of the date hereof:



By:____________________________

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                           Principal Amount of
                                                          Designated Securities
                 Underwriter                                 to be Purchased
                 -----------                              ---------------------














                                                               ---------
                 Total..................................       $
                                                               =========

                                   SCHEDULE II

TITLE OF DESIGNATED SECURITIES
        [_____%] [Floating Rate] [Zero Coupon] [Notes]
        [Debentures] due

AGGREGATE PRINCIPAL AMOUNTS:
        $------------

PRICE TO PUBLIC:
        _____% of the principal amount of the Designated Securities, plus accrued interest[, if any,] from __________ to _________ [and accrued amortization[, if any,] from __________ to __________]

PURCHASE PRICE BY UNDERWRITERS:
        _____% of the principal amount of the Designated Securities, plus accrued interest from __________ to __________ [and accrued amortization, if any, from __________ to __________]

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:
        [Immediately available funds

INDENTURE:
        Indenture, dated as of November 1, 1994, between the Company and The Bank of New York, as successor in interest to NationsBanc of Georgia, National Association, as Trustee

MATURITY:




INTEREST RATE:
        [_____%] [Zero Coupon] [See Floating Rate Provisions]

INTEREST PAYMENT DATES:
        [month and dates, commencing _________ __, ____]

REDEMPTION PROVISIONS:
        [No provisions for redemption]

[The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of $_______ or an integral multiple thereof, _________]

        [on or after __________, ________ at the following redemption prices (expressed in percentages of principal amount). If [redeemed on or before _________, ______%, and if] redeemed during the 12-month period beginning __________,




                                                           Redemption
                                     Year                     Price
                                     ----                     -----




        and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

        [on any interest payment date falling on or after ____________, ____, at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

[Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

[Restriction on refunding]

SINKING FUND PROVISIONS:
        [No sinking fund provisions]

        [The Designated Securities are entitled to the benefit of a sinking fund to retire $__________ principal amount of Designated Securities on ____________ in each of the years ____ through ____ at 100% of their principal amount plus accrued interest][, together with [cumulative] [non-cumulative] redemptions at the option of the Company to retire an additional $____________ principal amount of Designated Securities in the years ____ through ____ at 100% of their principal amount plus accrued interest.]

       [If Designated Securities are extendable debt securities, insert --

EXTENDABLE PROVISIONS:
        Designated Securities are repayable on ____________, ____ [insert date and years], at the option of the holder, at their principal amount with accrued interest. The initial annual interest rate will be _____%, and thereafter annual interest rate will be adjusted on ____________, ____ and _________ to a rate not less than _____% of the effective annual interest rate on U.S. Treasury obligations with _____-year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

     [If Designated Securities are floating rate debt securities, insert --

FLOATING RATE PROVISIONS:

        Initial annual interest rate will be _____% through ____________ [and thereafter will be adjusted [monthly] [on each ____________, ____, and ______][to an annual rate of ___% above the average rate for ___-year [month] [securities] [certificates of deposit] issued by __________________ and __________________ [insert names of banks],] [and the annual interest rate [thereafter] [from ____________ through ____________] will be the interest yield equivalent of the weekly average per annum market discount rate for ____-month Treasury bills plus _____% of Interest Differential (the excess, if any, of (i) the then current weekly average per annum secondary market yield for _____-month certificates of deposit over (ii) the then current interest yield equivalent of the weekly average per annum market discount rate for _____-month Treasury bills); [from ____________ and thereafter the rate will be the then current interest yield equivalent plus _____% of Interest Differential].]

TIME OF DELIVERY:
        [Time and date], 19__

DEFEASANCE PROVISIONS:

CLOSING LOCATION:

DELAYED DELIVERY:
        [None] [Underwriters' commission shall be _____% of the principal amount of Designated Securities for which Delayed Delivery Contracts have been entered into. Such commission shall be payable to the order of________________________.]

NAMES AND ADDRESSES OF REPRESENTATIVES:





DESIGNATED REPRESENTATIVES:





ADDRESS FOR NOTICES, ETC.:





OTHER TERMS:

                                                                        ANNEX II

        Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall provide a comfort letter to the effect that:

               (i) They are independent accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the consolidated financial statements and schedules examined by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations thereunder;

               (iii) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the latest available unaudited interim consolidated financial data of the Company and its consolidated subsidiaries, a reading of the minute books of the Company since the date of the latest audited consolidated financial statements included or incorporated by reference in the Prospectus and inquiries of officials of the Company responsible for financial and accounting matters, nothing came to their attention that caused them to believe that:

                      (A) the selected financial data for the five most recent
               fiscal years which was included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year does not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder and does not agree with the corresponding amounts in the audited consolidated financial statements for such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for the three applicable fiscal years (except for restatements, or reclassifications made in various years for comparative purposes);

                      (B) the selected financial information for the five most
               recent fiscal years which was included or incorporated by reference in the Prospectus does not agree with the corresponding amounts in the audited consolidated financial statements for such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for the three applicable fiscal years (except for restatements or reclassifications made in various years for comparative purposes);

                      (C) the unaudited consolidated statements of income,
               consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder or are not stated on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                      (D) the unaudited financial data derived from general
               accounting records included in the Prospectus as at any time, or for any period ending, after the end of the latest interim period covered by a Quarterly Report on Form 10-Q of the Company (and any data for any comparable prior period included therein) do not agree with the corresponding amounts in the unaudited consolidated financial data from which such data were derived, and any such unaudited financial data were not determined on a basis substantially consistent with that of the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                      (E) As of a specified date not more than five days prior
               to the Time of Delivery in the case of the letter to be delivered pursuant to Section 7(e) of the Underwriting Agreement, there have been any changes in the consolidated capital stock (other than issuances of Common Stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest consolidated financial statements included or incorporated by reference in the Prospectus) or consolidated long-term debt of the Company and its consolidated subsidiaries, or as of the end of the latest period for which financial data are available, there have been any decreases in consolidated net current assets or stockholders' equity, or any increases in consolidated current liabilities, in each case as compared with amounts shown in the most current balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                      (F) for the period from the date of the most current
               consolidated financial statements included or incorporated by reference in the Prospectus to the end of the most recent period for which unaudited financial data are available there were any decreases in net sales or the total or per share amount of income before extraordinary items or net income, in each case as compared with the comparable period of the preceding year and with the period of corresponding length immediately preceding such period, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter;

               (iv) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the procedures, including a reading of minute books, inquiries and other procedures referred to in subparagraph (iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives and agreed to prior to the date of a Pricing Agreement which are derived from the general accounting records of the Company, which appear in the Prospectus (excluding documents incorporated by reference), in exhibits to the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

        All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.

                                                                       ANNEX III

                            DELAYED DELIVERY CONTRACT

Union Camp Corporation
c/o





                                                                          , 19

     Attention:


Dear Sirs:

        The undersigned hereby agrees to purchase from Union Camp Corporation (hereinafter called the "Company"), and the Company agrees to sell to the undersigned,

                                        $

principal amount of the Company's [Title of Designated Securities] (hereinafter called the "Designated Securities"), offered by the Company's Prospectus dated
         , 19   as amended or supplemented, receipt of a copy of which is hereby
acknowledged, at a purchase price of   % of the principal amount thereof, plus
accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth in this contract.

        The undersigned will purchase the Designated Securities from the Company
on        , 19   (the "Delivery Date") and interest on the Designated Securities
so purchased will accrue from         , 19   .

        [The undersigned will purchase the Designated Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:




                                          Principal        Date from Which
               Delivery Date               Amount          Interest Accrues
               -------------               ------          ----------------
                      , 19               $                                , 19
                      , 19               $                                , 19






Each such date on which Designated Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".]

        Payment for the Designated Securities which the undersigned has agreed to purchase on [the] [each] Delivery Date shall be made to the Company or its
order by certified or official bank check in                     Clearing House
funds at the office of              ,

 ,                     , or by wire transfer to a bank account specified by the
Company, on [the] [such] Delivery Date upon delivery to the undersigned of the Designated Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to [the] [such] Delivery Date.

        The obligation of the undersigned to take delivery of and make payment for Designated Securities on [the] [each] Delivery Date shall be subject to the conditions that (a) the purchase of Designated Securities to be made by the undersigned shall not on [the] [such] Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (b) the Company, on
or before                  , 19 , shall have sold to the several Underwriters,
pursuant to the Pricing Agreement dated                 , 19   with the Company,
an aggregate principal amount of Designated Securities equal to $            ,
minus the aggregate principal amount of Designated Securities covered by this contract and other contracts similar to this contract. The obligation of the undersigned to take delivery of and make payment for Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Securities pursuant to other contracts similar to this contract.

        Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the Opinion of Counsel for the Company delivered to the Underwriters in connection therewith.

        The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Designated Securities hereby agreed by it under the laws of the jurisdiction to which the undersigned is subject.

        This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

        This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

        This contract shall be governed by and construed in accordance with the laws of the State of New York.

        It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.

                                       Yours very truly,

                                       .........................................


                                       By ......................................
                                                       (Signature)


                                       .........................................
                                                    (Name and Title)


                                       .........................................
                                                        (Address)


Accepted,              , 19

UNION CAMP CORPORATION

BY ..............................
   [TITLE]



                                      3





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